SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 14, 2002
                Date of earliest event reported: August 14, 2002

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES
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             (Exact name of Registrant as specified in its charter)



         New York                        0-25280              13-5570651
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(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)



1290 Avenue of the Americas
New York, New York                                               10104
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(Address of principal executive offices)                       (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)


                                      None
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             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, each of the Chief Executive Officer,
Christopher M. Condron, and the Chief Financial Officer, Stanley B.
Tulin, of Registrant made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Copies of these certifications are attached hereto as Exhibits 99.1 and 99.2 respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE EQUITABLE LIFE ASSURANCE SOCIETY
                                   OF THE UNITED STATES


Date:  August 14, 2002             By:   /s/ Kevin R. Byrne
                                     ---------------------------------
                                     Name:   Kevin R. Byrne
                                     Title:  Senior Vice President and Treasurer
                                             (Duly Authorized Officer)

                                  Exhibit Index

Exhibit         Exhibit
Number          Description

99.1            Certification of the Chief Executive Officer, Christopher M.
                Condron, of The Equitable Life Assurance Society of the United States pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer, Stanley B. Tulin, of The Equitable Life Assurance Society of the United States pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002.